Supplement Dated June 17, 2022
To The Prospectus Dated April 25, 2022
JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Effective June 17, 2022, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/PIMCO Real Return Fund, before the last paragraph, please add the following:

For information on regulatory and litigation matters, please see the section entitled “More About the Funds”.

Effective June 17, 2022, in the section, “More About the Funds,” please add the following at the end of the section:

Regulatory Inquiries and Pending Litigation

JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/PIMCO Real Return Fund (the “Funds”)

On May 17, 2022, the U.S. Department of Justice and Securities and Exchange Commission (“SEC”) announced that Allianz Global Investors U.S. LLC (“AGI U.S.”) agreed to plead guilty to criminal securities fraud in connection with an options trading strategy that was unrelated to the Funds.  As a consequence, AGI U.S., an indirect subsidiary of Allianz SE and affiliate of PIMCO, is disqualified from providing advisory services to registered investment companies.  The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve the Funds, PIMCO, or any personnel of PIMCO. Nevertheless, because of the disqualifying conduct of AGI U.S. PIMCO would have been disqualified from serving as sub-adviser to the Funds in the absence of SEC exemptive relief. PIMCO has received exemptive relief from the SEC to permit it to continue serving as an investment adviser for U.S.-registered investment companies, which includes PIMCO’s role as sub-adviser to the Funds.

This Supplement is dated June 17, 2022.